2003

A Leading National Supplier of a Wide Variety of

Components for RV’s and Manufactured Homes

Drew Industries Incorporated

(NYSE: DW)

Exhibit 99.1

This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this presentation that are not historical facts are
“forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of
1934 and Section 27A of the Securities Act of 1933.

Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses and income, whenever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors as identified in this presentation and in our Form 10-K for the year ended December 31, 2008, and in our subsequent filings with the SEC.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to the matters identified in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of credit for financing the retail and wholesale  purchase of manufactured homes and recreational vehicles, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes and RVs, the disposition into the market by FEMA, by sale or otherwise, of RVs or manufactured homes purchased by FEMA in connection with natural disasters, changes in zoning regulations for manufactured homes, continuing sales declines in the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention of significant customers, interest rates, oil and gasoline prices, the outcome of litigation, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may continue to affect the retail sale of recreational vehicles and manufactured homes.

Forward-Looking Statements

$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
$372
108
171
220
348
448
509
492
368
264
147
154
134
183
221
220
177
143
108
2001
2002
2003
2004
2005
2006
2007
2008
LTM 6/09

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment
(see page 33).

MH Segment sales

RV Segment sales

EBITDA(1)

Financial Performance

Sales and EBITDA (in millions)

Drew’s Management Team

Jason D. Lippert, CEO, President and Chairman
of Lippert and Kinro 13+ years

LIPPERT - KINRO

Jason Lippert

Leigh J. Abrams, Chairman 35+ years

Fredric M. Zinn, President and CEO

    25+ years

DREW

Leigh Abrams

Fredric  Zinn

RV = $3 million

46%

MH = $4 million

54%

Segment Operating Profit - $7 million

Revenues - $372 million

RV = $264 million

71%

90+% for towable RVs

MH = $108 million

29%

Drew’s Segments – LTM 6/2009

Drew’s Products

Sales - $372 million

12 Months Ended June 30, 2009

RV Chassis, Slide-outs
and Other Chassis
Parts: $148 million

RV Windows and
Doors: $54 million

Other: $3 million

MH and RV Bath
Products: $17 million

Specialty Trailers:

$9 million

RV and MH Axles:
$26 million

MH Chassis and Chassis
Parts: $41 million

MH Windows and
Screens: $50 million

Furniture Products:

$24 million

Aluminum windows for RVs

Doors for RVs and MH

Aluminum and vinyl windows and screens for MH

Bath and shower units, and sinks for MH and RVs

Chassis and chassis parts for RVs and MH

RV slide-out mechanisms and solutions

Manual, electric, and hydraulic stabilizer and lifting systems for RVs

Entry and baggage doors for RVs

Axles and suspension systems

Toy hauler RV ramp doors

Furniture and mattresses for RVs

Entry steps for RVs

Specialty trailers for boats, personal watercraft and hauling equipment

Drew’s Companies

Kinro, Inc. - Acquired 1980

Lippert Components, Inc. - Acquired 1997

Economic and Market Conditions

Recession has had a severe impact on retail and
wholesale sales of RVs and manufactured homes

Exacerbated by extremely tight credit markets and a
weak real estate market

Government programs designed to help

Term Asset-Backed Securities Loan Facility (TALF) to
include dealer financing

$8,000 tax credit for new home buyers

Small Business Administration to include RV Dealers

Our response to current conditions:

Maintain a strong balance sheet with minimal debt
and favorable cash flow

Continue to gain market share and expand product
line at minimal cost

Reduce costs and maximize efficiencies

Motivate management

Business Strategy

Increase sales and profitability through

Market share growth

New product introductions

Strategic acquisitions

Operational efficiencies

This strategy accomplished through

Outstanding customer service

Motivating management through strong profit incentives

Low cost manufacturing:

Optimizing production efficiencies through state-of-the-art

manufacturing technology and stringent cost controls

Facility consolidations and fixed cost reductions

R & D efforts

Disciplined and patient acquirer

2001-2008 CAGR = 21%
$419
$550
$684
$907
$1,048
$1,212
$1,326
$1,574
$1,718
2001
2002
2003
2004
2005
2006
2007
2008
LTM 6/09

Content Per Vehicle - RV

Operating

profit margin         8.7%         10.0%       11.6%        9.8%         9.7%          8.6%        12.8%         7.8%          1.2%

(1)

Includes historical sales for acquisitions assuming the acquisition was made at the beginning of the period.

See Page 15 for Industry Information

Peak potential is $3,500 to $3,800 per RV

90+% of RV Segment sales are for Towable RVs

(1)

2001-2008 CAGR = 12%
$763
$916
$1,021
$1,457
$1,507
$1,784
$1,754
$1,652
$1,657
2001
2002
2003
2004
2005
2006
2007
2008
LTM 6/09

100% market share in existing products would yield
$3,600 to $4,000 per home

Content Per Home - MH

Operating

Profit margin    10.8%      10.9%     10.8%     10.5%      10.6%       9.1%        8.5%       7.7%        3.4%

See Page 18 for Industry Information

Acquisitions and Product Line
Extension

Drew is a disciplined and patient acquirer

Gain market share or add products from other suppliers
through asset acquisitions

Complimentary to our core RV (including specialty
trailers) and MH markets

Seek products or technologies that we can expand
through our nationwide customer base and factory
network

Become a more extensive supplier to our customers

New Product Introductions

Began
production of
entry doors for
RVs

Introduce RV
slide out
mechanisms

Began
Production of
axles for
towable RVs

1997

   2008        2009

2001

2000

2006

2004

2007

ACQUIRE

LIPPERT
COMPONENTS:

Primarily steel chassis
& parts for MH

ACQUIRE

BETTER BATH:

Adding thermo-
formed products

ACQUIRE
HAPPIJAC:

Adding
patented  bed
lifts for RVs

ACQUIRE

EXTREME
ENGINEERING

expanding specialty
trailer product line

ACQUIRE
SEATING
TECHNOLOGY:

Adding furniture
for RVs

ACQUIRE
COACH STEP:

Adding electric
steps for motor
homes

Introduced RV
suspension
products

Expand
into steel
chassis for
towable
RVs

ACQUIRE
QUICKBITE:

Adding a new
innovative coupler

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 27
production facilities (approximately 2.4 million sq. ft.), make us a key partner with our customers, including:

Other than Thor and Berkshire Hathaway, no customer represents more than 10% of consolidated net sales.

Champion (NYSE: CHB)

Clayton (owned by Berkshire Hathaway)

Palm Harbor (Nasdaq: PHHM)

Skyline (NYSE: SKY)

MH

Forest River (owned by Berkshire Hathaway)

Heartland Recreational Vehicles, LLC (privately owned)

Jayco/Starcraft (privately owned)

Skyline (NYSE: SKY)

Thor  (NYSE: THO) – largest customer

RV

88% of industry 2008 unit sales

57% of 2008 wholesale dollar
sales, or $4.0 billion

Retail cost $4,000 to $100,000 per
unit. Average about $24,000

RV Market

12% of industry 2008 unit sales

43% of 2008 wholesale dollar
sales, or $3.0 billion

Retail cost $41,000 to $400,000+
per unit. Average about $133,000

Travel trailer

Fifth wheel travel trailer

Travel trailer with
expandable ends

Folding camping trailer

Sport utility RV

“Toy Hauler”

Type C Motorhome

Truck camper

TOWABLE RVS (90+% of Drew’s RV Segment revenues)

MOTORHOMES (2% of Drew’s RV Segment revenues)

Type B Motorhome

Type A Motorhome

500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
155
178
177
157
196
214
254
281
293
262
185
112
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Proj.

90+% of Drew’s RV product sales are for Travel Trailers and 5 th Wheel RVs

Projection for 2009 is the latest published by the RVIA.

(Units in thousands, Sales in millions)

Travel Trailers & 5th Wheel

Other Towables

Motorhomes

Drew’s RV Sales

136

257

293

321

300

311

321

370

384

391

353

237

RVs - Industry Wholesale Shipments

Industry

Units

Drew

Sales

Positive Demographic Trends

Americans 50 and over are a prime market for RVs

According to March 2004 census projections,

there are expected to be

20 million more people

over 50 by 2014

Industry Advertising

Campaign

Target Market 25 and over

Airport security hassles and high airline ticket
prices increase RV travel use

Trends In RV Market

How RVs Are Used

Shift in U.S. culture toward more RV-related
activities

College and NFL football games

NASCAR events

More economical

family vacations

Typical RV family vacation

is less expensive

Many RVs are “parked” over the long-term
as second homes

400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
144
123
75
49
37
27
34
52
33
31
30
229
226
176
144
131
104
97
95
84
65
52
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

MH – Industry Production

Single-Section

Multi-Sections

Drew’s MH Sales

61%

65%

70%

75%

$177

78%

80%

74%

64%

72%

63%

68%

$220

$221

$183

$134

$154

$147

$152

$191

$196

(Units in thousands, Dollars in millions)

373

349

96

82

117

147

131

131

168

193

251

Industry

Units

Drew

Sales

$142

Manufactured Housing (MH) Market

Cost per sq. ft. is $41 for MH vs.

$93 for site-built homes

Average retail price of

$65,100 for a 1,595 sq. ft. MH

9 million manufactured

homes across the U.S.

Improved quality,

appearance and safety

Studies have shown that MHs built since 1995 sustain

no more damage in hurricanes than site-built homes

Industry production was down 78% from 1998 to 2008.

MH: Other Favorable Factors

Demand for quality, affordable housing is likely
to increase

Baby Boomers retiring in increasing numbers

Dealer and manufacturer inventory levels are
reasonable

Favorable HUD code revisions

MH: Industry Financing Trends

The American Recovery Act of 2009 authorizes a
tax credit of up to $8,000 for qualified first time
home buyers

Recently passed legislation increased FHA insured
chattel loan limits (home only) on manufactured
homes from $48,600 to $69,678

Pressure on Fannie Mae/Freddie Mac to support
MH loans

Conventional financing more common than
chattel; improves collateral

Subprime market woes could help MH

50
40
30
20
10
0
$3
$5
$8
$14
$18
$28
$26
$44
$27
$12
$21
2000
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
8/6/09

Financial Performance

Stock Price History

Drew has 22 million shares outstanding and a
market capitalization of approximately $450
million as of August 6, 2009

(December 31 unless noted)

During 2008, Drew repurchased 447,400 shares of its common stock at an aggregate of $8.3 million, or an average price of $18.58 per share

($ in millions, except EPS)	2006	2007	Adjusted 2008	Adjusted 2008 vs 2007	Adjusted LTM 6/30/2009
Net Sales[1]	$729	$669	$511	-24%	$372
Operating Profit[2]	$55.3	$66.0	$28.0	-58%	$(9.5)
% of Sales	7.6%	9.9%	5.5%		-2.6%
Net Income[2]	$31.0	$39.8	$16.6	-58%	$(6.3)
Diluted EPS[2]	$1.42	$1.80	$0.76	-58%	$(0.29)
EBITDA[3]	$71.0	$83.5	$42.5	-49%	$6.2

Operating Results

Year Ended December 31, (except as noted)

FINANCIAL PERFORMANCE

(1)

Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

(2)

Adjusted 2008 and LTM 2009 excludes goodwill impairment and executive retirement charges (see page 34 & 35).

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 33).

($in millions)	12/31/06	12/31/07	12/31/08	2008 vs 2007	LTM 6/30/09
Net sales[1]					
RV Segment	$ 508.8	$491.8	$368.1	-25%	$264.0
MH Segment	$ 220.4	$176.8	$142.4	-19%	$108.4
Operating Profit					
RV Segment	$ 43.6	$ 63.1	$ 28.7	-55%	$3.2
MH Segment	$ 20.1	$ 15.1	$ 11.0	-27%	$3.7
Operating Profit as a Percentage of Net sales					
RV Segment	8.6%	12.8%	7.8%		1.2%
MH Segment	9.1%	8.5%	7.7%		3.4%

Results By Segment

(1)     Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

See page 36 for a reconciliation to consolidated results.

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2008	Adjusted 2009	
Sales	$150.5	$100.6	-33%
Operating Profit	$ 15.5	$ 4.2	-73%
% of Sales	10.3%	4.2%	
Net Income	$ 9.2	$ 2.6	-72%
Diluted EPS	$ 0.42	$ 0.12	-71%

Operating Results

Three Months Ended June 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2008	Adjusted 2009[1]	
Sales	$309.7	$171.6	-45%
Operating Profit	$ 30.5	$ (7.0)	-123%
% of Sales	9.8%	-4.1%	
Net Income	$ 18.3	$ (4.8)	-126%
Diluted EPS	$ 0.83	$ (0.22)	-127%

Operating Results

Six Months Ended June 30,

FINANCIAL PERFORMANCE

(1)

Excludes goodwill impairment charge (see page 35).

($ in millions)	2008	2009	
Net sales			
RV Segment[1]	$111.3	$ 78.9	-29%
MH Segment[1]	$ 39.2	$ 21.7	-45%
Operating Profit			
RV Segment	$ 13.0	$ 6.3	-51%
MH Segment	$ 4.6	$ 1.8	-62%
Operating Profit as a Percentage of Net Sales			
RV Segment	11.7%	8.0%	
MH Segment	11.6%	8.1%

Results By Segment

Three Months Ended June 30,

See Press Release dated July 30, 2009 for a reconciliation to consolidated results.

FINANCIAL PERFORMANCE

(1)

Sales declines due to reductions in industry-wide shipments of RVs and manufactured homes.

($ in millions)	2008	2009	
Net sales			
RV Segment[1]	$ 235.2	$ 131.2	-44%
MH Segment[1]	$ 74.4	$ 40.4	-46%
Operating Profit			
RV Segment	$ 27.3	$ 1.7	-94%
MH Segment	$ 7.1	$ (0.3)	-104%
Operating Profit as a Percentage of Net Sales			
RV Segment	11.6%	1.3%	
MH Segment	9.5%	-0.7%

Results By Segment

Six Months Ended June 30,

See Press Release dated July 30, 2009 for a reconciliation to consolidated results.

FINANCIAL PERFORMANCE

(1)

Sales declines due to reductions in industry-wide shipments of RVs and manufactured homes.

($ in millions)	12/31/06	12/31/07	12/31/08	6/30/09
Total assets	$311	$346	$311	$271
Total debt	$ 56	$ 27	$ 9	$ 1
Cash & investments	$ 7	$ 56	$ 9	$ 27
Stockholders' equity	$205	$252	$259	$227
RATIOS				
Days sales in accounts receivable(1)	16 days	15 days	15 days	18 days
Inventory turns(2)	5.6 turns	6.3 turns	4.1 turns	3.5 turns

Balance Sheet

FINANCIAL PERFORMANCE

1)

Days sales in accounts receivable is the most recent month’s net sales divided by accounts  receivable, net, at the end of the period.

2)

Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

12/31/06	12/31/07	12/31/08[2]	6/30/09[3]
Return on Equity	16%	17%	6%	-3.2%
Return on Assets	9%	12%	4%	-2.6%
Total Debt to Equity	0.3	0.1	0.0	0.0
Total Debt to EBITDA[1]	0.8	0.3	0.2	0.2

Financial Strength

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill  impairment (see page 33).

(2)

Excludes a goodwill impairment charge of $5.5 million ($3 million after tax).

(3)

Excludes a goodwill impairment charge of $50.5 million ($36 million after tax).

FINANCIAL PERFORMANCE

Analyst Coverage

CJS Securities

Torin Eastburn – (914) 287-7600

Thompson Research Group

Kathryn Thompson – (615) 414-0321

Janney Montgomery Scott LLC

John T. G. Rogers – (202) 955-4316

Sidoti & Company, LLC

Scott Stember – (212) 453-7017

Avondale Partners, LLC

Bret Jordan – (617) 314-0480

Thank you!

Joseph S. Giordano III

Chief Financial Officer

914-428-9098

joe@drewindustries.com

OR

VISIT OUR WEBSITE:

www.drewindustries.com

For more information contact:

Fredric M. Zinn

President and CEO

914-428-9098

fred@drewindustries.com

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	LTM 6/30/09
Operating Profit	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$19.9	$(62.6)
Depreciation & Amortization	$8.4	$7.3	$7.8	$9.3	$12.0	$15.7	$17.6	$17.1	$18.3
Goodwill Impairment	$-	$-	$-	$-	$-	$-	$-	$5.5	$50.5
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$42.5	$6.2
Capital Expenditures	$8.2	$10.5	$5.1	$27.1	$26.1	$22.3	$8.8	$4.2	$2.9

Reconciliation of Operating
        Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	Year Ended 12/31/08			LTM Ended 6/30/09		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [2]	Adjusted
Sales	$510.5	-	$510.5	$372.4	-	$372.4
Operating Profit	$19.9	$8.1	$28.0	$(62.7)	$53.2	$(9.5)
% of Sales	3.9%		5.5%	-16.8%		-2.5%
Net Income	$11.7	$4.9	$16.6	$(40.8)	$34.4	$(6.3)
Diluted EPS	$0.53	$0.23	$0.76	$(1.88)	$1.59	$(0.29)

Reconciliation of Adjusted
Results to Actual

FINANCIAL PERFORMANCE

(1)

Includes goodwill impairment of $5.3 million after direct impact on incentive compensation and executive retirement charges of $2.7 million.

(2)

Includes goodwill impairment of $50.4 million after direct impact on incentive compensation and executive retirement charges of $2.7 million.

($ in millions)	Six Months Ended 6/30/08
	Actual
Sales	$309.7
OperatingProfit	$30.5
% of Sales	9.8%
Net Income	$18.3
Diluted EPS	$0.83

Six Months Ended 6/30/09		
Actual	Adjust [1]	Adjusted
$171.6	-	$171.6
$(52.1)	$45.0	$(7.0)
-30.3%		-4.1%
$(34.1)	$29.4	$(4.8)
$(1.58)	$1.35	$(0.23

Reconciliation of Adjusted
Results to Actual

FINANCIAL PERFORMANCE

(1)

Includes goodwill impairment of $45.0 million.

($ in millions)	12 Months Ended			
	12/31/06	12/31/07	12/31/08	6/30/09
Net Sales:				
RV Segment	$ 508.8	$ 491.8	$ 368.1	$ 264.0
MH Segment	220.4	176.8	142.4	108.4
Total Net Sales	$ 729.2	$ 668.6	$ 510.5	$ 372.4
Operating Profit:				
RV Segment	$ 43.6	$ 63.1	$ 28.7	$ 3.1
MH Segment	20.1	15.1	11.0	3.7
Total Segment Operating Profit	63.7	78.2	39.7	6.8
Amortization of intangibles	(2.5)	(4.2)	(5.1)	(5.7)
Corporate	(7.7)	(7.6)	(7.2)	(6.4)
Goodwill Impairment	-	-	(5.5)	(50.5)
Other non-segment items[1]	1.8	(0.4)	(2.0)	(6.9)
Total Operating Profit	$ 55.3	$ 66.0	$ 19.9	$ (62.7)

FINANCIAL PERFORMANCE

(1) Other non-segment items for the twelve months ended 12/31/08 and 6/30/09 include a $2.7 million charge for executive retirement.

Reconciliation of Segment Results
        to Consolidated